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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3, File No. 333-53152 and Form S-8, File No. 333-69512.

                                           /s/ ARTHUR ANDERSEN LLP


San Francisco, California
March 28, 2002